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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2014

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2014, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the "Company"), upon recommendation of the Board's Nominating and Corporate Governance Committee, appointed John F. Ferraro to become a director of the Company, to be effective February 10, 2015, subsequent to his retirement from Ernst & Young (EY). Mr. Ferraro's compensation for his services as a non-employee director will be consistent with the Company's compensation practices for non-employee directors described in the Company's Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 9, 2014, under the caption "Director Compensation."

Mr. Ferraro currently serves as EY’s Global Chief Operating Officer. He joined EY in 1976 and has been a partner for 26 years, holding various positions of senior responsibility including Global Vice Chair Audit. In addition, Mr. Ferraro has served as a member of EY’s Global Executive board for more than 10 years.

During fiscal year 2014, the Company expects to pay Ernst & Young LLP, the U. S. member firm of EY, approximately $500,000 in integration and accounting-related fees. Mr. Ferraro, upon becoming a director of the Company in February 2015, will serve as a director until the next annual meeting of stockholders or until his successor is elected and qualified. Mr. Ferraro has not been named to serve on any of the Board's committees at this time.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Advance Auto Parts, Inc., dated August 19, 2014.

Note: The information contained in Item 9.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: August 19, 2014	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Advance Auto Parts, Inc., dated August 19, 2014.